UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 3, 2011
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders

This current report on Form 8-K/A updates information provided on a Form 8-K, filed May 3, 2011, in which The Hershey Company (the “Company”) reported voting results from its annual meeting of stockholders held April 28, 2011, including, without limitation, the voting results for the non-binding advisory vote regarding the frequency of future advisory votes on executive compensation.

On June 14, 2011, the Board of Directors of the Company approved holding future non-binding advisory votes on executive compensation annually, consistent with the recommendation of the Board of Directors and the preference of the Company’s stockholders, as represented by their votes at the annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 16, 2011

THE HERSHEY COMPANY
By: s/ Humberto P. Alfonso
Humberto P. Alfonso Senior Vice President, Chief Financial Officer